Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
December 31, 1996



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4203%



        Excess Protection Level
          3 Month Average   5.35%
            December, 1996   5.48%
            November, 1996   5.40%
            October, 1996   5.19%


        Cash Yield                                  17.30%


        Investor Charge Offs                         3.97%


        Base Rate                                    7.85%


        Over 35 Day Delinquency                      4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $23,372,253,332.68


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,000,325,814.19